Exhibit 10.9

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

CONTRATTO INTERNAZIONALE DI ACQUISTO SERVIZIO

INTERNATIONAL PURCHASE OF SERVICE AGREEMENT

CONTRATO INTERNATIONAL DE COMPRA DE SERVICIO

TRA
BETWEEN
ENTRE

EALIXIR INC.

o	compagnia di diritto del Nevada, Stati Uniti d’America, con sede legale: 401 Ryland St., Suite 200-A, Reno, NV 89502, USA;

branch office: 1200 Brickell Avenue, Suite 310, Miami, FL 33131, USA; - di seguito il COMPRATORE –

o	company incorporated under the laws of Nevada, United States of America, with registered office: 401 Ryland St., Suite 200-A, Reno, NV 89502, USA; branch office: 1200 Brickell Avenue, Suite 310, Miami, FL 33131, USA; - hereinafter the BUYER –

o	empresa bajo la ley de Nevada, Estados Unidos de América, sede legal: 401 Ryland St., Suite 200-A, Reno, NV 89502, USA;

sucursal: 1200 Brickell Avenue, Suite 310, Miami, FL 33131, USA - en adelante el COMPRADOR -

E
AND
Y

DISTRINEC IBERICA SL

o	compagnia di diritto spagnolo, codice fiscale NIF B67256289, con sede in Spagna, 08007 Barcelona, Rambla de Catalunya 62, - di seguito il VENDITORE –

o	company incorporated under Spanish law, tax identification number NIF B67256289, with headquarters in Spain, 08007 Barcelona, Rambla de Catalunya 62, - hereinafter the SELLER –

o	empresa bajo la ley española, con identificación fiscal NIF B67256289, con sede en España, 08007 Barcelona, Rambla de Catalunya 62,- en adelante el VENDEDOR –

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PREMESSO
WHEREAS
PREMISA

A.	Il presente contratto annulla e sostituisce ogni altro precedente accordo sottoscritto tra DISTRINEC IBERICA SL e EALIXIR PRIVACY SERVICES LTD, società incorporata da EALIXIR INC.;

A.	This contract cancels and replaces any other previous agreement signed between DISTRINEC IBERICA SL and EALIXIR PRIVACY SERVICES LTD, a company incorporated by EALIXIR INC.;

A.	Este contrato cancela y reemplaza cualquier otro acuerdo previo firmado entre DISTRINEC IBERICA SL y EALIXIR PRIVACY SERVICES LTD, una compañía constituida por EALIXIR INC.;

B.	EALIXIR INC. è titolare piena ed esclusiva dei diritti sul Marchio “EALIXIR A BRAND NEW LIFE”: Marchio figurativo comunitario EUTM n. 017878882 registrato in data 28/07/2018;

B.	EALIXIR INC. is the full and exclusive owner of the rights to “EALIXIR A BRAND NEW LIFE” the figurative Community Trademark EUTM n. 017878882 registered on 07/28/2018;

B.	EALIXIR INC. es el propietario único y exclusivo de los derechos de la Marca comercial “EALIXIR A BRAND NEW LIFE” Marca comunitaria figurativa EUTM n. 017878882 registrada el 28/07/2018;

C.	Il COMPRATORE utilizza il proprio Marchio per la commercializzazione dei servizi di cancellazione, deindicizzazione, modifica e anonimizzazione di contenuti indesiderati e link sul web per i propri clienti;

C.	The BUYER uses his Trademark for the marketing of the services of cancellation, de-indexing, modification and anonymisation of unwanted contents and web links for its clients;

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C.	El COMPRADOR utiliza su Marca comercial para la comercialización de los servicios cancelación, desindexación, modificación y anonimización de contenidos no deseados y enlaces web para sus clientes;

D.	Il COMPRATORE necessita di un servizio di manutenzione sito internet, elaborazione dati, studi di fattibilità, assistenza legale, e attività di publishing a livello internazionale;

D.	The BUYER needs a service for website maintenance, data processing, feasibility studies, legal assistance and international publishing activities;

D.	El COMPRADOR necesita un servicio para mantenimiento de sitios web, procesamiento de datos, estudios de viabilidad, asistencia legal y actividades de publicación internacional;

E.	Il VENDITORE svolge attività di manutenzione sito internet, elaborazione dati, studi di fattibilità, assistenza legale, e attività di publishing a livello internazionale;

E.	The SELLER carries out website maintenance, data processing, feasibility studies, legal assistance and international publishing activities;

E.	El VENDEDOR realiza mantenimiento de sitios web, procesamiento de datos, estudios de viabilidad, asistencia legal y actividades de publicación internacional;

F.	Il VENDITORE ha la struttura tecnica e legale per poter svolgere l’attività per i servizi descritti al precedente punto E.;

F.	The SELLER has the technical and legal structure to carry out the activity for the service described in section E. above;

F.	El VENDEDOR tiene la estructura técnica y legal para llevar a cabo la actividad para el servicio descrito en el punto E.;

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Il servizio “Ealixir” comprende:

●	Attività di cancellazione, deindicizzazione, modifica e downgrade del page rank di contenuti negativi su internet;
●	Attività di publishing internazionale;
●	Analisi e strategie di potenziamento della identità digitale;
●	Utilizzo di una piattaforma digitale.

The “Ealixir” service includes:

●	Activities of deleting, deindexing, modifying and downgrading page rank of negative content on the internet;
●	International publishing activities;
●	Analysis and strategies to strengthen digital identity;
●	Using a digital platform.

El servicio “Ealixir” comprende:

●	Cancelación, desindexación, modificación y degradación del rango de páginas de contenido negativo en Internet;
●	Actividad editorial internacional;
●	Análisis y estrategias para mejorar la identidad digital;
●	Uso de una plataforma digital.

Tutto ciò premesso le Parti sottoscrivono i seguenti accordi.

Now therefore, the Parties shall enter into the following agreements.

Dado lo anterior, las Partes estipulan lo siguiente.

ARTICOLO 1 – VALIDITA’ DELLE PREMESSE
ARTICLE 1 - VALIDITY OF THE PREAMBLE
ARTICULO 1 - VALIDEZ DE LAS PREMISAS

1.1. Le premesse formano parte integrante del presente contratto.

1.1. The preamble forms an integral part of this contract.

1.1. Las premisas forman parte integrante de este contrato.

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ARTICOLO 2 - OGGETTO DEL CONTRATTO
ARTICLE 2 – PURPOSE THE CONTRACT
ARTICULO 2 - OBJETO DEL CONTRATO

2.1 Il VENDITORE svolgerà per Il COMPRATORE attività di manutenzione sito internet, elaborazione dati, studi di fattibilità, assistenza legale, e attività di publishing a livello internazionale e tutti i servizi offerti dal COMPRATORE per tutte le pratiche inerenti ai clienti richiedenti i servizi denominati EALIXIR.

2.1 The SELLER will perform for the BUYER activities for website maintenance, data processing, feasibility studies, legal assistance and international publishing activities; and all the services offered by the BUYER for all the practices related to clients requesting services called EALIXIR.

2.1 El VENDEDOR realizará para el COMPRADOR la actividad de mantenimiento de sitios web, procesamiento de datos, estudios de viabilidad, asistencia legal y actividades de publicación internacional para todas las prácticas relacionadas con los clientes solicitando los servicios denominados EALIXIR.

2.2 Il VENDITORE si avvarrà delle professionalità di proprio riferimento per lavorare le pratiche conferitele dal COMPRATORE.

2.2 The SELLER shall utilize professionals of its own reference to undertake the practices conferred to it by the BUYER .

2.2 El VENDEDOR utilizará el profesionalismo de su propia referencia para trabajar las prácticas conferidas por el COMPRADOR.

ARTICOLO 3 – CONTENUTO DELL’ATTIVITÁ
ARTICLE 3 - CONTENT OF THE ACTIVITY
ARTICULO 3 - CONTENIDO DE LA ACTIVIDAD

3.1. Il COMPRATORE richiederà al VENDITORE la fattibilità, le tempistiche per la lavorazione in base ai parametri di ricerca forniti dal COMPRATORE.

3.1.The BUYER shall require from the SELLER the feasibility and timing for the processing based on the search parameters provided by BUYER.

3.1. El COMPRADOR solicitará al VENDEDOR la factibilidad y el tiempo para el procesamiento según los parámetros de búsqueda proporcionados por el COMPRADOR.

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3.2. Il VENDITORE fornirà al COMPRATORE le informazioni richieste in massimo 8 giorni lavorativi dalla richiesta tramite l’applicazione web di proprietà del COMPRATORE.

3.2. The SELLER will provide the BUYER with the requested information in maximum 8 working days from the request through the web application owned by the BUYER.

3.2. El VENDEDOR proporcionará al COMPRADOR la información solicitada en un máximo de 8 días hábiles a partir de la solicitud a través de la aplicación web propiedad del COMPRADOR.

3.3 Il VENDITORE avvierà la lavorazione entro il 8° giorno lavorativo dal ricevimento del pagamento e dalla conferma di accettazione del lavoro.

3.3 The SELLER shall start the work by the 8th business day after receipt of payment and confirmation of acceptance of the work.

3.3 El VENDEDOR comenzará a procesar dentro del octavo día hábil desde la recepción del pago y la confirmación de la aceptación del trabajo.

ARTICOLO 4 – OBBLIGHI DEL VENDITORE
ARTICLE 4 - OBLIGATIONS OF THE SELLER
ARTICULO 4 - OBLIGACIONES DEL VENDEDOR

4.1. Il VENDITORE ha l’obbligo di uniformarsi secondo la corporate identity stabilita dal COMPRATORE.

4.1 The SELLER is obligated to comply with the corporate identity established by the BUYER.

4.1 El VENDEDOR está obligado a cumplir con la identidad corporativa establecida por el COMPRADOR.

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ARTICOLO 5 – CONTROLLI
ARTICLE 5 - CONTROLS
ARTICULO 5- CONTROLES

5.1 Le modalità di controllo fiscale e contabile saranno concordate tra le parti in modo da non incidere sul regolare svolgimento delle attività e nel rispetto della disciplina in materia di riservatezza.

5.1 The procedures of fiscal and accounting control will be agreed between the parties in such a way as not to affect the proper conduct of business and in compliance with the rules on confidentiality.

5.1 Los métodos de control fiscal y contable se acordarán entre las partes para que no afecten el desempeño regular de las actividades y el cumplimiento de las normas de confidencialidad.

ARTICOLO 6 – ONORARIO
ARTICLE 6 – FEES
ARTÍCULO 6 – HONORARIOS

6.1 Per lo svolgimento dell’attività di cui al precedente Art. 3, il COMPRATORE corrisponderà al VENDITORE un importo forfettario di Eur 180.000 (centottantamila) più oneri se dovuti, per l’anno 2020, e anni successivi.

6.1. For the performance of the activity referred to in the previous Art. 3, the BUYER will pay to the SELLER a flat rate amount of Eur 180.000 (one hundred eighty thousand) in addition to charges if due, for the year 2020, and subsequent years.

6.1. Para la realización de la actividad a que se refiere el Art. anterior. 3, el COMPRADOR coincidirá con el VENDEDOR una suma global de 180.000 Euros (ciento ochenta mil) mas cargos si se deben, para el año 2020 y años siguientes.

6.2 Il VENDITORE avrà facoltà di rivedere l’importo, concordandolo tra le parti, in relazione al carico di lavoro.

6.2 The SELLER will have the right to review the amount, agreeing it between the parties, in relation to the workload.

6.2 El VENDEDOR tendrá derecho a revisar el importe, acordando entre las partes, en relación con la carga de trabajo.

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6.3 I pagamenti andranno effettuati con cadenza mensile e entro il giorno 25 di ogni mese. Il VENDITORE ogni mese emetterà fattura al COMPRATORE.

6.3 Payments will be made on a monthly basis within the 25th day of each month. The SELLER each month will issue an invoice to the BUYER.

6.3 Los pagos se realizarán mensualmente y antes del día 25 de cada mes. El VENDEDOR emitirá una factura mensual al COMPRADOR.

ARTICOLO 7 – DURATA
ARTICLE 7 - DURATION
ARTICULO 7 - DURACIÓN

7.1 Il contratto avrà effetto dalla data di sottoscrizione del presente accordo e avrà la durata di anni 10 (dieci). Sarà tacitamente rinnovato alla scadenza dei 10 (dieci) anni, salvo comunicazione, fatta da almeno una delle parti, 60 giorni prima della data di scadenza agli indirizzi riportati nel successivo Art.10.

7.1 The contract shall be effective from the signing date of this Agreement and shall last for 10 (ten) years. It will be automatically renewed at the end of the 10 (ten) years, unless notice is given by at least one of the parties 60 days before the expiration date, at the addresses indicated in Art. 10 below.

7.1 El contrato entrará en vigencia a partir de la fecha de la firma de este acuerdo y tendrá una duración de 10 (diez) años. Se renovará tácitamente al vencimiento de los 10 (diez) años, a menos que lo comunique una de las partes, 60 días antes de la fecha de vencimiento a las direcciones indicadas en el siguiente Art. 10.

ARTICOLO 8 – CLAUSOLA RISOLUTIVA ESPRESSA
ARTICLE 8 - EXPRESS TERMINATION CLAUSE
ARTICULO 8 - CLÁUSULA DE TERMINACIÓN EXPRESA

8.1 Il VENDITORE e il COMPRATORE potranno risolvere il presente contratto in caso di inadempienza grave.

8.1 The SELLER and the BUYER may terminate this agreement in the event of serious breach.

8.1 El VENDEDOR y el COMPRADOR pueden rescindir este contrato en caso de incumplimiento de las normas contenidas en el mismo.

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8.2 La comunicazione di risoluzione del contratto dovrà essere indirizzata alla sede o alla casella mail della controparte indicata al seguente Art. 10 “Comunicazioni e notificazioni”.

8.2 The termination notice of the contract must be addressed to the registered office or mailbox of the other party indicated in Art. 10 “Communications and notifications” below.

8.2 La comunicación de rescisión del contrato debe enviarse a la oficina registrada o a la dirección de correo electrónico de la contraparte indicada en el siguiente Art. 10 “Comunicaciones y notificaciones”.

ARTICOLO 9 – GARANZIE
ARTICLE 9 - GUARANTEES
ARTICULO 9 - GARANTÍAS

9.1 Il VENDITORE è privo di qualsivoglia responsabilità civile e penale per l’operato della COMPRATORE in quanto agisce da mero rivenditore del servizio.

9.1 The SELLER shall have no civil or criminal liability whatsoever for BUYER’s actions as it acts as a mere reseller of the service.

9.1 El VENDEDOR está libre de cualquier responsabilidad civil y penal por el negocio del COMPRADOR, ya que actúa como un mero minorista del servicio.

9.2 Il COMPRATORE garantisce di farsi carico di qualsiasi onere derivato da erogazione di servizio contestabile e/o in caso di non cancellazione dei link.

9.2 The BUYER warrants that it will bear any charges arising from the provision of the disputed service and/or in the event that links are not deleted.

9.2 El COMPRADOR garantiza ser responsable de cualquier cargo derivado de la prestación de servicios y/o en caso de no cancelación de enlaces.

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ARTICOLO 10 – COMUNICAZIONI E NOTIFICAZIONI
ARTICLE 10 - COMMUNICATIONS AND NOTIFICATIONS
ARTICULO 10 - COMUNICACIONES Y NOTIFICACIONES

10.1 Tutte le comunicazioni e notificazioni, richieste e consentite dalle disposizioni contenute nel presente contratto, devono essere inviate a mezzo posta ordinaria o elettronica ai seguenti indirizzi:

10.1 All communications and notifications, required and permitted by the provisions contained in this contract, must be sent by ordinary mail or electronic mail to the following addresses:

10.1 Todas las comunicaciones y notificaciones, solicitadas y permitidas por las disposiciones contenidas en este contrato, deben enviarse por correo ordinario o electrónico a las siguientes direcciones:

•	EALIXIR INC.

1200 Brickell Av. Suite 310, MIAMI, FL 33131 - USA
email: contract@ealixir.com

•	DISTRINEC IBERICA SL

Rambla Catalunya 62, BARCELONA 08007 - SPAIN
email: info@diberica.com

10.2 Ogni variazione del proprio indirizzo dovrà essere comunicata alla controparte a mezzo posta elettronica e tale variazione avrà efficacia a partire dalla data di ricezione della comunicazione stessa.

10.2 Any change of address must be communicated to the other party by email and such change will take effect from the date of receipt of the communication.

10.2 Cualquier cambio en la dirección debe comunicarse a la otra parte por correo electrónico y este cambio entrará en vigencia a partir de la fecha de recepción de la comunicación.

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ARTICOLO 11- LEGGE APPLICABILE E CLAUSOLA ARBITRALE
ARTICLE 11- APPLICABLE LAW AND ARBITRATION CLAUSE

ARTICULO 11 – LEY APLICABILE Y CLÁUSOLA DE ARBITRAJE

11.1 L’interpretazione ed esecuzione del presente contratto, per quanto non sia qui espressamente regolato dalle Parti, sarà regolato dalla legge italiana e varrà la lingua italiana.

11.1 The interpretation and execution of this contract, although not expressly regulated herein by the Parties, shall be governed by Italian law and the Italian language shall prevail.

11.1 La interpretación y ejecución de este contrato, aunque no esté expresamente regulada aquí por las Partes, se regirá por la ley italiana y se aplicará el idioma italiano.

11.2 Ogni controversia derivante da o relative al presente accordo verrà risolta in via definitiva secondo il Regolamento d’arbitrato della Camera di Commercio Internazionale (ICC), da un arbitro unico nominato in conformità di detto Regolamento. L’arbitrato si terrà a Lugano (Svizzera) in lingua italiana.

11.2 Any controversy arising out of or relating to this Agreement shall be finally settled in accordance with the Rules of Arbitration of the International Chamber of Commerce (ICC), by a single arbitrator appointed in accordance with those Rules. The arbitration will be held in Lugano (Switzerland) in Italian.

11.2 Cualquier disputa que surja de o esté relacionada con este acuerdo será resuelta definitivamente de acuerdo con el Reglamento de Arbitraje de la Cámara de Comercio Internacional (ICC), por un solo árbitro designado de conformidad con dicho Reglamento. El arbitraje se llevará a cabo en Lugano (Suiza) en idioma italiano.

Barcelona, 1 Giugno 2020

Barcelona, June 1, 2020

Barcelona, 1 de junio 2020

EALIXIR INC.	DISTRINEC IBERICA SL

/s/ Enea Angelo TREVISAN	/s/ Danila PISATI
Enea Angelo TREVISAN	Danila PISATI
CEO	CEO

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